UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2026
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)
Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)
41-1301878
(I.R.S. Employer Identification No.)
13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)
32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Axogen, Inc. (the “Company”) with the Securities and Exchange Commission on September 10, 2026 (the “Original Form 8-K”) to (i) file the Agreement and Plan of Merger (the “Merger Agreement”) described in Item 1.01 of the Original Form 8-K as Exhibit 2.1 and (ii) furnish a corrected version of the investor presentation previously furnished as Exhibit 99.2 to the Original Form 8-K. Except as set forth herein, the Original Form 8-K remains unchanged.
Item 1.01. Entry into a Material Definitive Agreement.
The information contained in Item 1.01 of the Original Form 8-K is hereby supplemented by the following:
The Merger Agreement is filed as Exhibit 2.1 to this Amendment and is incorporated herein by reference. The description of the Merger Agreement contained in Item 1.01 of the Original Form 8-K is qualified in its entirety by reference to the Merger Agreement.
The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or BioCircuit. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties, may be subject to limitations agreed upon by the parties, including qualification by confidential disclosures made for the purpose of allocating contractual risk rather than establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, BioCircuit or any of their respective subsidiaries or affiliates. Information concerning the subject matter of those provisions may change after the date of the Merger Agreement, and such subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 7.01. Regulation FD Disclosure.
The Company is furnishing as Exhibit 99.2 to this Amendment a corrected version of the investor presentation previously furnished as Exhibit 99.2 to the Original Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.
See the Exhibit Index below, which is incorporated herein by reference.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of September 9, 2026, by and among Axogen, Inc., Omega Merger Sub, Inc., BioCircuit Technologies, Inc. and Michelle Jarrard, solely as representative of BioCircuit’s equityholders.

99.2	Investor Presentation, dated September 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: September 10, 2026	By:	/s/ Marc Began
Marc Began
Executive Vice President, General Counsel and Chief Compliance Officer